SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-16537 (Commission file number)	36-4370966 (I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5 – Other Events and Regulation FD Disclosure.

OraSure Technologies, Inc. (the “Company”) issued a press release on September 10, 2003, announcing that it plans to publicly offer 5,000,000 shares of its common stock. The offering will be made pursuant to a registration statement covering shares of common stock that became effective on August 8, 2003. The Company will grant to the underwriters an option to purchase an additional 750,000 shares of its common stock not later than 30 days after the offering to cover over-allotments incurred in the offering. Thomas Weisel Partners LLC will be the lead underwriter and SG Cowen Securities Corporation and Wells Fargo Securities, LLC will be co-managers of the offering. The information contained in the press release dated September 10, 2003 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99	Press Release dated September 10, 2003, announcing a planned public offering of common stock by OraSure Technologies, Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: September 11, 2003	By:	/s/ JACK E. JERRETT
Jack E. Jerrett
Senior Vice President, General Counsel
and Secretary

Index to Exhibits

Exhibit Number	Description

99	Press Release dated September 10, 2003, announcing a planned public offering of common stock by OraSure Technologies, Inc.